                                                          EXHIBIT 1.A.(10)(a)(1)

                                                                                   MERRILL LYNCH LIFE INSURANCE COMPANY
                                                                                                  Little Rock, Arkansas
[LOGO]
MERRILL LYNCH ACCOUNT NUMBER                                                        POLICY NUMBER
------------------------------------------------------------                        -----------------------------------
                                            LIFE INSURANCE APPLICATION              SPECIMEN
PROPOSED INSURED NO. 1
SECTION 1 - COMPLETE IN ALL CASES.
FULL NAME OF PROPOSED INSURED NO. 1        (FIRST, MIDDLE, LAST)                    SOCIAL SECURITY NUMBER
  X  Mr.   Mrs.    Miss
     Ms.   Other________                   Richard Roe                              123-45-6789

PERMANENT RESIDENCE ADDRESS
                                           1234 Anystreet

CITY                                                                                STATE            ZIP CODE
                                           Anytown                                  USA              01234

EMPLOYER (IF EMPLOYED)
                                           Ace Engineering Services

BUSINESS ADDRESS
                                           6789 Somestreet

CITY                                                                                STATE            ZIP CODE
                                           Anytown                                  USA              01234

OCCUPATION & PRINCIPAL DUTIES
                                           Engineer - Drafting

SEX      MARITAL STATUS           DATE OF BIRTH             PLACE OF BIRTH          U.S. CITIZEN
Male        Married                  4-19-57                Anytown, USA            X  Yes           No

-----------------------------------------------------------------------------------------------------------------------

PROPOSED INSURED NO. 2
SECTION 2 - COMPLETE IF APPLICABLE -

FULL NAME OF PROPOSED INSURED NO. 2        (FIRST, MIDDLE, LAST)                     SOCIAL SECURITY NUMBER
     Mr. X Mrs.    Miss
     Ms.   Other________                   Jane Roe                                         ###-##-####

PERMANENT RESIDENCE ADDRESS                                                          RELATIONSHIP TO PROPOSED INSURED #1
                                           1234 Anystreet                                   WIFE

CITY                                                                                 STATE            ZIP CODE
                                           Anytown                                   USA              01234

EMPLOYER (IF EMPLOYED)
                                           Major Architect

BUSINESS ADDRESS
                                           321 Someplace

CITY                                                                                 STATE            ZIP CODE
                                           Anytown                                   USA              01234

OCCUPATION & PRINCIPAL DUTIES
                                           Architect

SEX      MARITAL STATUS           DATE OF BIRTH             PLACE OF BIRTH           U.S. CITIZEN
Female      Married                  6-6-57                 Sometown, USA            X  Yes           No

-----------------------------------------------------------------------------------------------------------------------

OWNER
SECTION 3 - COMPLETE IN ALL CASES. (If more than one owner, provide detailed owner information in Section 16 - Additional
Information)
   Proposed Insured No. 1             X  Proposed Insured No. 2              Both Proposed Insureds with right of survivorship

   Other - If other, complete              Individual       Trust   Corporation      Partnership      Sole Proprietorship
   the following - Owner is:

FULL NAME OF OWNER (FIRST, MIDDLE, LAST)   Mr.   Mrs.   Miss   Ms.    Other________    SOCIAL SECURITY OR TAX ID NUMBER

PERMANENT RESIDENCE ADDRESS





A1000                              SPECIMEN                            NEW 11/92

CITY                                                                                STATE            ZIP CODE

TELEPHONE NUMBER  DATE OF BIRTH OR TRUST DATE  RELATIONSHIP TO PROPOSED INSURED #1  RELATIONSHIP TO PROPOSED INSURED #2

-----------------------------------------------------------------------------------------------------------------------

CONTINGENT OWNER
SECTION 4 - OPTIONAL.

FULL NAME OF OWNER (FIRST, MIDDLE, LAST)   Mr.   Mrs.   Miss   Ms.    Other________    SOCIAL SECURITY OR TAX ID NUMBER

PERMANENT RESIDENCE ADDRESS

CITY                                                                                 STATE            ZIP CODE

TELEPHONE NUMBER  DATE OF BIRTH OR TRUST DATE  RELATIONSHIP TO PROPOSED INSURED #1  RELATIONSHIP TO PROPOSED INSURED #2

BENEFICIARY(IES) DESIGNATION(S)
SECTION 5 - COMPLETE IN ALL CASES - A PROPOSED INSURED CANNOT BE THE BENEFICIARY

Show name(s) and relationship(s) to the proposed insured(s) and provide Social Security or Tax ID numbers (if available).  The owner reserves the right to change the beneficiary(ies) unless indicated below.  If the owner wishes to restrict future changes in beneficiary designations, write the work "IRREVOCABLE" next to the beneficiary's name.
Primary Beneficiary(ies):                  Social Security or Tax ID No.             Relationship(s) to proposed insured(s):
Frederick Roe                              ###-##-####                               son

Contingent Beneficiary(ies):
Joyce Roe                                  ###-##-####                               Relationship(s) to proposed insured(s):
                                                                                     daughter

-----------------------------------------------------------------------------------------------------------------------

PLAN APPLIED FOR
SECTION 6 - COMPLETE IN ALL CASES:
PLAN                              DEATH BENEFIT OPTION  (IF APPLICABLE OR PLAN APPLIED FOR)
  Estate Investor                     X    Option #1           Option #2

BASE POLICY FACE AMOUNT           ADDITIONAL INSURANCE RIDER FACE AMOUNT (OPTIONAL)                   TOTAL FACE AMOUNT
  $1,000,000                      $  500,000                                                          $  1,500,000

OTHER BENEFITS (IF AVAILABLE ON PLAN APPLIED FOR) CHECK OTHER AND INDICATE BENEFIT ON THE LINE PROVIDED

Other:_________________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------

INITIAL PREMIUM
SECTION 7 - TO BE PAID IN ONE LUMP SUM.  MODAL PAYMENTS NOT AVAILABLE.

(1) INITIAL PREMIUM AMOUNT:  SHOW AMOUNT OF INITIAL PREMIUM THAT WILL BE PAID FOR THIS INSURANCE
         $25,000
(2) PREMIUM ENCLOSED WITH APPLICATION:  INDICATE AMOUNT, IF NONE, WRITE "NONE".
         NONE
PAYMENT METHOD
         Check                 X  CMA Insurance Service

-----------------------------------------------------------------------------------------------------------------------

ADDITIONAL PREMIUM
SECTION 8 - OPTIONAL

Additional premiums are optional and may be made for any duration or frequency desired after the end of the free-look period.
Complete this section if the owner elects to receive reminder notices for additional premiums to be paid by check or for CMA to authorize an automatic debit to the CMA Account.  Specify the premium amount, and the duration and frequency for the reminder notice.  Merrill Lynch Life Insurance Company ("Merrill Lynch Life") reserves the right to refuse any additional premium that would cause the contract to fail to qualify as life insurance under federal tax law, cause the contract to become a Modified Endowment
Contract without your consent, or cause the guarantee period to exceed the life of the insured or younger insured for joint life policies.
ADDITIONAL PREMIUM DURATION (YEARS)         AMOUNT OF ADDITIONAL PREMIUM   FREQUENCY            METHOD OF PAYMENT
                                                                            Annual  Quarterly   Check  CMA Insurance Service

-----------------------------------------------------------------------------------------------------------------------

SECTION 9 - INITIAL ALLOCATION
         Allocation of initial investment base is limited to the money market portfolio as described in the prospectus.

-----------------------------------------------------------------------------------------------------------------------

PREALLOCATION
SECTION 10 - OPTIONAL (IF AVAILABLE ON PLAN APPLIED FOR)





A1000                              SPECIMEN                          NEW 11/92

Note:                                      Investment Division Name          Show the amount in dollars or percentages
                                                                                        (in whole numbers)
Use this section of the                    _____________________________             _________% or $__________________________
application to indicate the
desired investment divisions to            _____________________________             _________%    $__________________________
which Merrill Lynch Life should
allocate the owner's funds.  If            _____________________________             _________%    $__________________________
there are no instructions provided
here, the owner's funds will remain        _____________________________             _________%    $__________________________
in the money market investment
division. It will the owner's              _____________________________             _________%    $__________________________
responsibility to allocate the funds
either in writing or by phone.
                                                                                           100% or $__________________________

-----------------------------------------------------------------------------------------------------------------------
SECTION 11 - COMPLETE IN ALL CASES:
                            Change to existing policy: #_______________________        Change in Death Benefit Option
X   New Application         Exercise of Policy Split Rider Option                      Other_________________________
                            Change in Additional Insurance Rider, Specify Amount $_____
                                                                             Proposed Insured          Proposed Insured
                                                                                 Number 1                  Number 2
1.  Build. (Height/Weight) Proposed Insured Number 1: 5ft.11ins./185lbs.
                           Proposed Insured Number 2: 5 ft.4ins./125lbs.
2.  Occupation Duties.  Is the proposed insured now performing his or her usual occupational duties (or usual daily duties if student, homemaker or retired) without any disabling impairment?

    (If "NO" provide details in Section 12 - Remarks)                        X  Yes   No              X  Yes      No
Provide details for "YES" answers to questions 3 and 4 under the Health Care

3.  Health History.  During the past 10 years, has the proposed insured consulted a physician, been hospitalized, treated, advised or diagnosed by a health professional for any heart, liver, lung or kidney trouble, high blood pressure, stroke, diabetes, cancer, nervous or mental
    disorders or any other health impairments?                                  Yes   No X               Yes      No  X

4.  During the past 10 years, has the proposed insured been hospitalized, treated, or diagnosed by a health professional for any disorders of the
    immune system including AIDS or ARC?                                        Yes   No                 Yes      No

-----------------------------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDER INFORMATION  If additional space is needed, use Section 12 - Remarks


Proposed
Insured No.      Facility/Doctor           City/State/Telephone No.                  Reason/Diagnosis                  Date

-----------      --------------------      ---------------------------------         ---------------------------       -------
-----------      --------------------      ---------------------------------         ---------------------------       -------
-----------      --------------------      ---------------------------------         ---------------------------       -------
-----------      --------------------      ---------------------------------         ---------------------------       -------
-----------------------------------------------------------------------------------------------------------------------

PROVIDE DETAILS FOR ALL "YES" ANSWERS TO QUESTIONS 5-14 IN SECTION 12 - REMARKS.
5.       Family History.  Have any of the proposed insured's parents or siblings died         Yes   No X     Yes    No  X
         before the age 60 or been diagnosed before the age of 60 with coronary artery disease?
6.       Tobacco Habits.  Has the proposed insured smoked cigarettes or used tobacco
         in any form during the past 12 months?                                               Yes   No  X    Yes    No  X
7.       Has the proposed insured ever used tobacco in any form? (If "Yes", indicate
         type, frequency and date last used).                                                 Yes   No  X    Yes    No  X
8.       Insurance Activity.  Has the proposed insured ever been refused life insurance, been offered a modified or rated policy, or applied for or received disability
         benefits from any source?                                                            Yes   No  X    Yes    No  X
9.       Does the proposed insured have any applications pending or any life insurance
         in force with other companies?  (If "Yes", list companies, amounts and dates.)       Yes   No  X    Yes    No  X
10.      Will this policy replace or change an existing insurance policy or annuity?
          (If "Yes", list all companies and policy numbers).                                  Yes   No  X    Yes    No  X
11.      Avocation/Sports.  Has the proposed insured, in the past 2 years engaged in, or expect to engage in, hang gliding, sky diving, scuba or skin diving, motor
         vehicle racing or any other hazardous sports/activities?                             Yes   No  X    Yes    No  X
12.      Aviation.  During the past 2 years has the proposed insured flown or does the proposed insured expect to fly other than as a passenger on a regularly
         scheduled airline?  (If "Yes", complete the Aviation questionnaire)                  Yes   No  X    Yes    No  X
13.      Foreign Travel/Residence.  Does proposed insured currently travel or reside,
         or expect to travel or reside outside the United States (other than Canada)?         Yes   No  X    Yes    No  X





A1000                              SPECIMEN                          NEW 11/92

14.      Driving.  During the past 3 years, has the proposed insured been convicted of any moving violations or has the proposed insured ever had a driver's license
         suspended or revoked or been convicted of driving while impaired or intoxicated?     Yes   No  X    Yes    No  X
         Driver's License Number(s):
                 Proposed Insured Number 1: R1234-55737-3546          State USA____
                 Proposed Insured Number 2: R1234-66356-7891          State USA____

-----------------------------------------------------------------------------------------------------------------------

REMARKS
SECTION 12 - DETAILS FOR "NO" ANSWER TO QUESTION 2; "YES" ANSWERS TO QUESTIONS 5-14.
Proposed
Insured Number    Question Number     Details (include dates) If additional space is needed, use Section 16-Additional

              Information

--------------      --------------    --------------------------------------------------------------------------------
--------------      --------------    --------------------------------------------------------------------------------
--------------      --------------    --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

SECTION 13 - SUITABILITY, AGREEMENT AND AUTHORIZATION

SUITABILITY

By signing below, the applicant acknowledges receipt of the appropriate prospectus and understands that the death benefit under the policy may increase or decrease depending upon the investment results of the policy, but will never be less than the face amount. The duration for which a policy is in effect may depend on the investment results of the policy, but will never be less than the Guarantee Period. The policy's cash surrender value may increase or decrease on any day depending upon the investment results. No minimum cash surrender value is guaranteed. The policy is a long-term commitment to meet insurance needs and financial goals.

AGREEMENT

You agree that to the best of your knowledge and belief, all statements and answers in the application are complete and true and may be relied upon in determining whether to issue the policy. The application will form a part of any policy to be issued, and no medical examiner or registered representative has authority to modify this agreement or waive any of Merrill Lynch Life's rights or requirements. If Merrill Lynch Life makes a correction as indicated in Section 15, it will be approved by acceptance of the policy. You also understand that unless otherwise provided by the Temporary Insurance Agreement, no policy will take effect unless, while the proposed insured(s) is (are) living, the initial premium is paid, the policy is delivered to and accepted by the owner, the answers and statements in this application continue to be complete and true at the time of such payment and delivery, and the proposed insureds' insurability and condition of health remains as stated in the application. Upon request, illustration of death benefits and cash surrender values comparing the policy applied for and a fixed life insurance policy of the same premium will be furnished. We will furnish any information that may be currently required by the insurance supervisory official of the jurisdiction in which this policy is delivered.

AUTHORIZATION

I, the proposed insured, authorize any physician, hospital or other medical practitioner or facility, insurance company, Medical Information Bureau, or any other organization, institution or person that has any information about my health or any non-medical information relevant to my insurability or that of my minor children who are to be insured to release such information to Merrill Lynch Life and its reinsurers. I authorize Merrill Lynch Life to obtain investigative consumer reports, if appropriate. I understand that I have a right to learn the content and receive a copy of any such report. This authorization is valid for 2 - 1/2 years from the date signed and a photographic copy is as valid as the original. I acknowledge receipt of the Fair Credit Reporting Act and Medical Information Bureau Notices.

--------------------------------------------------------------------------------

SIGNATURES
SECTION 14 - COMPLETE IN ALL CASES
SIGNED AT:  CITY                           STATE                    ON (DATE)
         Anytown                           USA                         September 15,1992
Note:  If owner(s) are other than either Proposed Insured(s), each owner must sign below in his/her appropriate capacity.  For multiple owners, the certifications are assumed to apply to all owners of the policy, unless otherwise specified.
Certification:  Under penalties of perjury, I certify that:
         1)      The Social Security and/or Taxpayer Identification Number(s) displayed on the first page of this  application are correct (or I am waiting for a number to be issued to me), and
CHECK ONE:
         2) X    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service
                 (IRS) that I am subject to backup withholding, or the IRS has notified me that I am no longer subject to backup withholding.
         3)      I have been notified by the IRS that I am subject to backup withholding.
PROPOSED INSURED NO. 1                                      PROPOSED INSURED NO. 2
(PARENT/GUARDIAN IF PROPOSED INSURED IS UNDER AGE 15)       (PARENT/GUARDIAN IF PROPOSED INSURED IS UNDER AGE 15)

X        Richard Roe                                                X   Jane Roe

APPLICANT/OWNER (IF OTHER THAN EITHER PROPOSED INSURED)     APPLICANT/OWNER (IF OTHER THAN EITHER PROPOSED INSURED)





A1000                              SPECIMEN                          NEW 11/92

X                                                                   X

PRINT NAME OF FINANCIAL CONSULTANT/WITNESS                          SIGNATURE OF FINANCIAL CONSULTANT/WITNESS AND
                                                                       SOCIAL SECURITY NUMBER
Robert Agent                                                        Robert Agent   ###-##-####

-----------------------------------------------------------------------------------------------------------------------
CORRECTIONS
SECTION 15 - HOME OFFICE USE ONLY
Minor application corrections (No change will be made in plan, benefits applied for, amount of insurance, age at issue, or underwriting class unless agreed to in writing).
_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________


-----------------------------------------------------------------------------------------------------------------------
SECTION 16 - ADDITIONAL INFORMATION


_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________





A1000                              SPECIMEN                          NEW 11/92